© 2012 Weatherford. All rights reserved. Tax Remediation Material Weakness Update Weatherford November 12, 2012 Exhibit 99.2

1 © 2012 Weatherford. All rights reserved. Contents 1. Third Quarter Accomplishments 2. The Goal 3. Next Steps

© 2012 Weatherford. All rights reserved.
•
Implemented a tax accounting timeline and calendar
•
Developed and issued new tax policies and additional soon-to-be published policies
•
Focused on filing of statutory accounts and tax returns
•
Identified and improved support for related party transactions to properly identify withholding taxes
•
Improved process to manage all income tax audits
•
Enhanced the collaboration between Tax and other Weatherford functions including
Accounting, Technology, Treasury and Legal
•
Enhanced process for performing quarterly tax accrual following US GAAP requirements
Third Quarter Accomplishments – Tax People Enhancements

© 2012 Weatherford. All rights reserved.
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Completed the enhancement of Corptax as Weatherford's tax subledger
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Leveraged SharePoint as the primary tool and platform for storing documents and data, managing key processes and projects and monitoring the operations of the tax function
•
Implemented Tax Audit Manager International technology to capture and monitor foreign tax audit activity
•
Implemented Tax Reporting Manager technology to track the interim tax provision process
Third Quarter Accomplishments – Tax Technology Enhancements

© 2012 Weatherford. All rights reserved.
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Further defined tax roles and responsibilities between the finance and tax departments
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Developed future organizational chart and progressed recruiting for key positions
•
Since July 1
st
, 14 individuals have accepted employment to include Vice President Tax,
Assistant Vice President Planning, Assistant Vice President Federal Audits, Senior Director
Transfer Pricing and Director Tax Consolidations
•
Engaged approximately 30 external professionals from accounting firms (partners, directors and managers) with significant income tax accounting experience to augment the Corporate
Tax organization on an interim basis until full time staffing is completed
•
Engaged field teams by increasing field involvement and ownership of tax outputs
•
Implemented an extensive training program in all regions for the resources involved in the tax processes during 2012
•
Engaged dedicated teams to focus on the preparation and/or review of certain key validation processes
Third Quarter Accomplishments – Tax People Enhancements

© 2012 Weatherford. All rights reserved.
Full executive management and board of directors support
Completed tax training for over 300 internal and external resources
Developed and maintained strong coordination amongst Finance, Tax and Operations leadership
Established and reinforced accountabilities at the region and country levels
Transformed tax to a center led, process driven and field executed organization
Engaged third party resources
Implemented new tax technology
Third Quarter Accomplishments – Success Enablers

© 2012 Weatherford. All rights reserved.
The Goal: Eliminate the Tax Material Weakness at Year-End
2012 Remediation Program structured with a goal of
establishing a sustainable strong tax function
Objectives
1. First priority: Complete all tax account baseline assessments as of year-end 2011 and file all required financial statements
2. Enhance the tax function, with a focus on finding the right people to establish basis for consistent and reliable execution
3. Enhance the existing control program over tax processes
4. Continue cultural improvements related to roles, responsibilities and accountabilities over controls and processes impacting tax accounting and reporting

© 2012 Weatherford. All rights reserved.
The Goal: Complete Tax Account Baseline Assessments as of 2011
Substantially
Complete*
Complete
Borrowed Labor (Technical
Services) Payables
Home Office Expense Payables
Other Withholding Payables
*Substantially Complete: The Company has finished its processes and is following up on certain open items and finalizing its review of the preliminary adjustments
Area of Focus Key Activities Status
Tax Basis Balance Sheet
(“TBBS”) including
Return to Accrual (“RTA”)
• All Legal Entities: Reconcile and validate deferred and current income tax accounts for every entity and branch as of 12/31/11
• Elimination Company: Reconciled all balances to ensure that taxes payable and deferred taxes are valid
Uncertain Tax Positions
(“UTP”)
• Validate all UTPs already recorded as of 12/31/11
• Identify and assess any new unrecorded UTPs existing as of December 31, 2011 through the UTP questionnaire and other procedures
Withholding Tax Accrual • Calculate and validate the net accrued withholding tax amount as of December
31, 2011 for each of the following intercompany payable balances:
Interest Payables
Management Fee Payables
Royalties Payables
Lease Payables
Baseline Assessment – Major Activities
A number of key activities were performed as part of the baseline validation to identify and correct any income tax accounting issues

© 2012 Weatherford. All rights reserved.
The Goal: Vision for Hiring Tax Personnel
General Observations Vision Elements
in Hiring Tax Personnel
•
Hire top quality individuals with the
following qualities:
Significant experience in their
functional area of expertise
Willing to put in the effort needed
to continue improvements to the
WFT tax function
Ensure fit with entire tax and
business organization
•
The tax function is broader than the tax
department
•
Key tax processes include the areas of
planning (including transfer pricing),
accounting, compliance and audits
•
Appropriate resources in all areas that
provide data to the tax function is critical
to the tax processes
•
Resources closer to the field operations
are better
Filling tax positions will take time since we must hire the right people to ensure we have the right culture needed for long term success

EBTMI Validation
RATE PACKAGE
Estimated Annual Effective Tax Rate Package/ETR Meetings
ETR Analytics at Country Level
MANAGEMENT ANALYTICS
FEDERAL STATE NON-US
Timely Return to Accrual (RTA)
RTA ADJUSTMENTS ASSESSMENT
TBBS Process for Federal, State, CONSCO, Non-US
TBBS ADJUSTMENTS ASSESSMENT
REGIONAL TAX BALANCE SHEET REVIEW
Cash Tax Reconciliation
Balance Sheet Roll-Forward
Journal Entry Review
SEC Disclosure Checklist
Corporate UTP Review & Analysis
Corporate VA Review & Analysis
CONSOLIDATION
Corporate WHT Review and Analysis
ELIMINATION LEVEL ACTIVITIES
Detailed Reviews- CONSCO
FEDERAL
STATE
NON-US
Income Tax Rate Review
PLANNING
LE Mapping Review
TECHNOLOGY

The Goal: Enhance Control Program over Tax Accounting
Key Controls Accomplishments
•
Mapped all tax function
processes
•
Documented and currently
testing Q3 key controls
•
Developed framework for
year-end key controls to be
in documented in Q4
•
Developed plan to test
year-end key controls in
early 2013
System Validation and
Change Control
“CONSCO “- elimination companies for USGAAP.

© 2012 Weatherford. All rights reserved.
16 Key Controls are in place and will be tested each period to ensure the accurate reporting of tax financial data

© 2012 Weatherford. All rights reserved.
Next Steps
Continue to update/ issue policies and procedures
Complete remaining open items and external audit process
Complete documentation of final controls over third quarter and baseline activity
Finalize financial disclosures and update financial statements through third quarter
Formalize controls over the following:
3rd quarter hard close process
Year-end provision process
RTA and TBBS processes performed in 2013
Perform real-time testing of controls for year-end and during 2013
Execute global training program
To Meet Third Quarter Filing Requirements:
Ongoing:

© 2012 Weatherford. All rights reserved.
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 concerning, among other things, Weatherford’s prospects for its operations, expectations regarding future financial results and the resolution of our remediation of our material weakness in internal controls over financial reporting of income taxes, which are subject to certain risks, uncertainties and assumptions. These include the Company’s inability to design or improve internal controls to address identified issues; the impact upon operations of legal compliance matters or internal controls review, improvement and remediation, including the detection of wrongdoing, improper activities or circumvention of internal controls;
difficulties in controlling expenses, including costs of legal compliance matters or internal controls review, improvement and remediation; impact of changes in management or staff levels; the Company’s ability to manage its workforce to control costs; the outcome of pending government investigations, including the Securities and
Exchange Commission’s investigation of the circumstances surrounding the Company’s material weakness in its internal control over financial reporting of income taxes; the outcome of ongoing litigation, including shareholder litigation related to the Company’s material weakness in its internal control over financial reporting of income taxes and its restatement of historical financial statements; and other operational and non-operational risks that are detailed in our most recent Form 10-K and other filings with the U.S. Securities and Exchange Commission.
Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements. We undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.